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    Exhibit 10.27

*Total of Commercial Paper, Seasonal Loan, CCC and other short term loans.

Date Approved: 03/05/99

ST. PAUL BANK FOR COOPERATIVES Term Loan Agreement

Loan Agreement, Note Nos. 31142 / 31142NP / 30343 / 30800NP, is hereby further amended in its entirety, to read as follows:

Borrower:	Application No. S-26959
AMERICAN CRYSTAL SUGAR COMPANY
MOORHEAD, MINNESOTA
New Loan	Present Loans
$20,000,000.00—Term Loan
	$98,057,180.00	—Term Loan
	76,142,820.00	—Term Loan
	31,000,000.00	—Term Loan
	8,000,000.00	—Term Loan

$213,200,000.00
Increased Loans
$3,940,300.00—Term Loan, Note No. 31142
$3,059,700.00—Term Loan, Note No. 31142NP*
Total Loans
$20,000,000.00	—Term Loan, Note No. 31144NP*
101,997,480.00	—Term Loan, Note No. 31143
79,202,520.00	—Term Loan, Note No. 31143NP*
31,000,000.00	—Long Term L/C Commitment, Note No. 30343
8,000,000.00	—Term Facility Loan, Note No. 30800NP*

$240,200,000.00	—Total

*NP indicates a non-patronage note

The St. Paul Bank for Cooperatives (the "Bank") and Borrower agree to the above loans (the "Loans") to the Borrower subject to all the terms and conditions of this loan agreement. Patronage Loans and Commitments require the Borrower to purchase equities of the Bank as set forth in the "CONDITIONS" section, paragraph B of this loan agreement.

I. NOTES AND SECURITY

  Advances under this loan agreement, together with any existing indebtedness of the Borrower to the Bank, shall be evidenced by a promissory note or notes acceptable to the Bank, and shall be secured to the extent of all collateral presently held by the Bank, and shall be secured by the Amended and Restated Mortgage and Security Agreement dated as of September 15, 1998.

II. LIMITATION ON ADVANCES

    A. The total Term Loans outstanding under this or any loan agreement between the Bank and the Borrower shall not exceed the amount shown in the above heading.

  B.
  The minimum advance on any Loan at one time is $2,000,000.

  C.
  All advances on Term Loans shall be allocated 56.29% to Note No. 31143 and 43.71% to Note No. 31143NP.

  D.
  No advances shall be made on Term Loan, Note No. 31144NP, until Term Loans, Note Nos. 31143 / 31143NP, have been fully advanced.

III. INTEREST

  A.
  All Term Loans, Note Nos. 31143 / 31143NP / 31144NP balances which are not part of a fixed amount (as defined in the "CUSTOMER MANAGED FIXED RATE TERM ADVANCES AND MATURITIES" section of this loan agreement), shall bear interest at a variable interest rate per annum equal to the Bank's cost of funds plus 105 basis points(1.05%).

  B.
  All Term Loans, Note Nos. 31143 / 31143NP / 31144NP balances which are part of a fixed amount (as defined in the "CUSTOMER MANAGED FIXED RATE TERM ADVANCES AND MATURITIES" section of this loan agreement), shall bear rates of interest as follows:

TABLE 2

RATE PRODUCT	INDEX	SPREAD OVER INDEX IN BASIS POINTS

One Month	LIBOR	90
Two Months	LIBOR	90
Three Months	LIBOR	90
Six Months	LIBOR	90
One Year	U.S.$ Constant Maturity Treasury ("US$CMT")	125
Two Years	US$CMT	125
Three Years	US$CMT	125
Four Years	US$CMT	125
Five Years	US$CMT	125
Seven Years	US$CMT	140
Ten Years	US$CMT	140
Floor (Minimum) Margin (For One to Ten Year Fixed Rate Products Only)	Bank's cost of funds	105

In addition, the spread over the above indices, including the Floor Margin, may increase or decrease for future fixed amounts for Term Loans, Note Nos. 31143 / 31143NP / 31144NP, based on the Borrower's previous fiscal quarter's leverage ratio, as defined in the "CONDITIONS" section, paragraph L., as follows:

TABLE 3

LEVERAGE RATIO (as defined in Section VII., paragraph L.)	INCREASE / DECREASE TO SPREAD	CHANGE TO SPREAD LISTED IN TABLE 2 (IN BASIS POINTS)

A. Equal to or greater than 1.35:1.00	Increase	20
B. Equal to or greater than 1.20:1.00, but less than 1.35:1.00	None	0
C. Less than 1.20:1.00, but greater than or equal to 1.00:1.00	Decrease	10
D. Less than 1.00:1.00	Decrease	20

    The spread shall be adjusted quarterly on the latter of either: (a) five business days after the Bank's receipt of the Borrower's certification of compliance with the leverage ratio, or (b) 30 days after the end of each calendar quarter.

    LIBOR (London Inter-Bank Offered Rate) means, for any period selected, the rate per annum (rounded upwards, if necessary, to the next one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for the period selected as it appears on Bloomberg BBAM page as of 11:00 a.m. (London, England time) on the date two business days before the effective date of period selected. All fixed amounts on the Term Loans shall be allocated to Note No. 31143 and Note No. 31143NP and Note No. 31144NP according to the percentages specified in Section II. C. above.

  C.
  All outstanding loan balances under the Term Facility Loan, Note No. 30800NP shall bear such rate of interest as described in the Note Agreement dated November5, 1994, by and between the Bank, the Borrower, and the Bank of North Dakota (the "Note Agreement").

  D.
  Any outstanding draws made under the Long Term L/C Commitment No. 30343 shall bear interest at a variable interest rate per annum equal to the Prime Rate, with any change in the variable interest rate to be effective as changes are reported in The Wall Street Journal.

  E.
  Interest on the Loans shall be payable on the last day of each calendar quarter, in arrears, and shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

  F.
  The basis point spread on the Loans shall remain in effect for interest rate quotes made through January 31, 2000, after which date the Bank shall have the option of increasing or decreasing the basis point spread.

IV. FEES

  A.
  The Loans, except for Term Facility Loan, Note No. 30800NP shall be subject to an agency fee of 10 basis points (0.10%) on an annualized basis, on the daily outstanding balances payable on the last day of each calendar quarter, in arrears, and shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

  B.
  Commitments arising from special payments on Term Loans, Note Nos. 31143 / 31143NP / 31144NP, described in the "REPAYMENT" section of this loan agreement, shall be subject to a commitment fee of 25 basis points (0.25%) on an annualized basis, on the average daily commitment. Any such fees incurred shall be payable on the last day of the calendar quarter, in arrears, computed on the basis of a year of 360 days for the actual number of days elapsed in which reinstatable Term Loans commitments were outstanding.

  C.
  Long Term L/C Commitment, No. 30343, shall be subject to an origination fee of five basis points (0.05%), and annual commitment fee of 62.5 basis points (0.625%,) payable in advance of March 31 of each year.

  D.
  Borrower shall pay a closing fee of $5,000 ($2,000 patronage, $3,000 non-patronage).

V. CUSTOMER MANAGED FIXED RATE TERM ADVANCES AND MATURITIES

    In accordance with and subject to the Bank's Customer Managed Fixed Rate Term Program and subject to the Bank's overall program funding limitations, it is agreed the interest rate may be fixed on any term loan indebtedness (the "fixed amount") under this loan agreement as follows:

  A.
  The minimum fixed amount shall be $2,000,000.

  B.
  Each fixed amount and each selected pricing maturity date shall be treated as a separate indebtedness for interest rate designation and interest billing purposes.

  C.
  Fixed amount pricing maturities shall be for a minimum maturity of one month and a maturity date no later than the final repayment date of Term Loans, Note Nos. 31143 / 31143NP / 31144NP.

  D.
  The Borrower shall have indebtedness under the variable rate term interest rate program or priced maturing fixed amounts against which to apply scheduled term loan payments as set forth in the "REPAYMENT" section of this loan agreement.

  E.
  For fixed amounts that are not indexed to LIBOR, the Borrower's selection of loan interest rate quotes and pricing maturities must be communicated to the Bank by 2:00 p.m. (Central Time) on the day prior to the fixed amount advance. If this selection deadline is not met, maturing fixed amounts shall automatically convert to the variable rate term loan. For fixed amounts that are indexed to LIBOR, the Borrower shall notify the Bank by 12:01 p.m. (Central Time) at least three business days prior to the date upon which the Borrower requests a fixed amount to become effective, whether that fixed amount represents a new advance, pricing maturity date of an existing LIBOR fixed amount, or a conversion from the variable rate. If these selection deadlines are not met, maturing fixed amounts shall automatically convert to the variable rate term loan.

  F.
  The Borrower may select fixed interest rates and pricing maturities for subsequent delivery. Fixed amounts priced by the Borrower shall ordinarily exceed $2,000,000 per transaction. The Bank shall:

  1.
  At the request of the Borrower, offer indications of current market interest rates adjusted for future deliveries of fixed amounts with various pricing maturities.

  2.
  Summarize the interest rate, fixed amount, selected pricing maturity, and future delivery date of the fixed amount by written notice of confirmation to and acceptance by the Borrower.

      In the event the Borrower fails to take delivery of fixed amounts, the Borrower shall be subject to prepayment penalties as calculated for fixed amounts in paragraph G. below.

  G.
  Fixed amounts cannot be repaid or repriced by the Borrower prior to their respective pricing maturity dates without being subject to prepayment penalties. Such penalties shall be determined according to a methodology specified by the Bank which preserves the Bank's yield on the fixed amount prepaid or repriced and which is based upon the difference between the Bank's cost of like funds to pricing maturity at the time of prepayment and the existing fixed rate on the fixed amount.

  H.
  Each fixed amount shall be summarized in the Daily Activity Statement (the "statement") to the Borrower. Each statement shall reference and confirm the following:

    1.
    Note Nos. 31143/31143NP/31144NP.

    2.
    The fixed amount and its Contract No.

    3.
    The rate of interest.

    4.
    The effective date.

    5.
    The pricing maturity date.

  I.
  The Borrower agrees that the statement shall verify the understanding reached by the parties, and that the Borrower shall be bound by the statement without its signature; provided, however, if there is an error reflected in the statement, the Borrower shall notify the Bank of the error within five days after receipt of the statement and an appropriate correction will be made.

  J.
  If there is a question on the interest rate applicable to the fixed amount, the rate as established by the Bank for such amounts shall be controlling.

VI. TERM FACILITY LOAN

    Advances made on the Term Facility Loan, Note No. 30800NP, have been sold to the Bank of North Dakota in accordance with a Participation Agreement between the Bank and the Bank of North Dakota. The Term Facility Loan is subject to the terms and conditions, including interest rate and repayment, of the Note Agreement, by and between the Bank, the Borrower and the Bank of North Dakota.

VII. CONDITIONS

    While this loan agreement is in effect, the Borrower agrees to comply with the following conditions:

  A.
  Eligibility Status: The Borrower will maintain its status as an eligible borrower as defined in the Farm Credit Act of 1971, as amended (12 U.S.C. 2129).

  B.
  Patronage Loans: Note Nos. 31143 / 30343 shall be patronage loans and the Borrower will purchase equities of the Bank in such amounts as prescribed by the Bank's capital plan and any amendments to the plan. The Borrower will receive allocations of patronage earnings for Note Nos. 31143 / 30343. The Bank shall have a first lien on all stock or other equities of the Borrower in the Bank as collateral, among other, for the payment of any indebtedness of the Borrower to the Bank.

  C.
  Non-Patronage Loans: Note Nos. 31143NP / 30800NP / 31144NP shall be non-patronage loans. The Borrower foregoes any opportunity to purchase Bank equities or receive allocations of patronage earnings on Note Nos. 31143NP / 30800NP / 31144NP.

  D.
  Insurance: The Borrower will maintain business and property insurance with financially sound insurers, in amounts sufficient to protect the Loans. The Borrower shall purchase and maintain flood insurance as may be required by the Bank in accordance with applicable law including, but not limited to, regulations of the Farm Credit Administration.

  E.
  Financial Information: The Borrower will furnish the Bank:

  1.
  Audited annual financial statements prepared in accordance with generally accepted accounting principles ("GAAP") within 120 days after the end of each fiscal year;

  2.
  Annual operating budgets within 60 days after the end of each fiscal year;

  3.
  Quarterly and annual financial statements as prepared and filed with the Securities Exchange Commission within five days of filing; and

  4.
  Such other information as the Bank may request relative to the Borrower's business.

    Further, the Borrower shall cause Crystech, L.L.C. ("Crystech") to furnish the Bank:

    1.
    Audited annual financial statements prepared in accordance with GAAP within 120 days after the end of each fiscal year; and

    2.
    Quarterly financial statements within 60 days after the end of each fiscal quarter.

    Borrower shall (and shall cause Crystech to) permit such examination of its books and records as the Bank may reasonably specify.

  F.
  Negative Pledge: The Borrower will not mortgage, pledge, assign, or grant security interests in any assets to any other party, except the permitted liens identified on Attachment A, without the prior written consent of the Bank.

  G.
  Outside Senior Secured Borrowings: The Borrower will not borrow senior secured funds (with original maturity dates of 12 months or more) from other sources, except for permitted borrowings identified on Attachment B, without prior approval of the Bank. This approval will not be unreasonably withheld.

  H.
  Grower Agreements: The Borrower shall abide by the terms and conditions of its member grower agreements; make no amendments or changes to the agreements without the prior written consent of the Bank; and extend the agreements for an additional five years when the current contracts expire.

  I.
  Capital Expenditure Budget: The Borrower will furnish an annual capital expenditure budget, within 60 days after the end of each fiscal year. The Borrower will also furnish a revised budget if increases over the original capital expenditure budget are approved by the board of directors.

  J.
  Minimum Net Working Capital: The Borrower shall maintain minimum net working capital of not less than $30,000,000; and will attain and maintain minimum net working capital of not less than $32,500,000 by February 28, 1999; and will attain and maintain minimum net working capital of not less than $35,000,000 by November 30, 1999. Minimum net working capital shall be calculated in accordance with GAAP, plus any reinstatable unadvanced available term loan commitment, plus the estimated unit retain.

  K.
  Current Ratio: The Borrower shall maintain a current ratio (current assets divided by adjusted current liabilities) of 110% or more based on a rolling four quarter average. Current liabilities shall be adjusted to exclude current year unit retains from amounts due members.

  L.
  Leverage Ratio: The Borrower will maintain a leverage ratio of not more than1.50:1.0, and attain a leverage ratio of not more than 1.40:1.0 on November 30, 2002. Leverage ratio is long term debt (excluding current maturities) calculated in accordance with GAAP plus or minus the difference between actual working capital and minimum net working capital (as defined in Paragraph J. above), divided by total members investments plus the estimated unit retains.

  M.
  Term Debt Coverage Ratio: The Borrower's term debt outstanding shall not exceed six times (6) the average annual net funds generated during the most recent three fiscal years. Net funds generated in any fiscal year are to be calculated as follows:

      Add:

    1.
    Unit retains.

    2.
    Depreciation and amortization.

    3.
    Net income from non-member business and member business tax timing differences.

    4.
    Decrease in investments in other cooperatives (excluding subsidiaries).

    5.
    Net revenue from the sale of stock.

      Minus:

    6.
    Increase in investments in other cooperatives (excluding subsidiaries).

    7.
    Net loss from non-member business and member business tax timing differences.

    8.
    Provision for income tax.

    9.
    Members' investment retirements.

  N.
  Compliance Report: The Borrower will furnish the Bank a quarterly compliance report within 45 days of each fiscal quarter end, in a form acceptable to the Bank, certified by an officer of the Borrower, that measures compliance with Paragraphs J., K., L., and M. above.

  O.
  Guaranties. The Borrower's agreement to guaranty, assume, or provide surety of other entities' financial obligations shall not exceed an aggregate amount greater than 10% of the Borrower's net worth, without the Bank's prior written consent.

VIII. REPAYMENT

    The indebtedness arising from the Loans shall be repaid as follows:

  A.
  The Term Loans, Note Nos. 31143 / 31143NP, totaling $181,200,000, shall be repaid by annual principal payments of Seventeen Million Dollars ($17,000,000) each, due on or before December 31 of each year through December 31, 2008, and by a final principal payment of Eleven Million Two Hundred Thousand Dollars ($11,200,000) due on or before December 31, 2009. All outstanding balances shall be repaid by December 31, 2009.

    The Borrower shall be permitted to make special payments, in a minimum amount of $500,000, on the variable rate portion of Term Loans Note Nos. 31143 / 31143NP, when all short term financing, including the Seasonal Loans (in accordance with a Seasonal Loan Agreement between the parties of even date), Commodity Credit Corporation loans and other short term loans have been zeroed out. These special payments shall be readvanced subject to the provisions of the "REINSTATEMENT" section of this loan agreement and prior to the Borrower's borrowing of new short term funds. The reinstatable Term Loans commitment arising from such special payments shall be subject to the Term Loans commitment fee (as described in the "FEES" section, paragraph B. of this loan agreement) from the date of the special payment to the date of the readvance.

  B.
  The new Term Loan, Note No. 31144NP, of $20,000,000, shall be repaid by annual principal payments of Two Million Dollars ($2,000,000) each, to be remitted to the Bank on or before the last day of December 31, commencing in 2000. All outstanding balances shall be repaid by December 31, 2009.

  C.
  The present Long Term L/C Commitment, Note No. 30343, shall mature on April 30, 2013. Advances on Long Term L/C Commitment, Note No. 30343, made in support of outstanding letters of credit shall be payable on demand.

  D.
  The present Term Facility Loan, Note No. 30800NP, totaling $8,000,000, shall be repaid in accordance with the terms and conditions of the Note Agreement.

    The Bank, at its discretion, may apply repayments to the reduction of any indebtedness outstanding under this loan agreement.

IX. LATE FEE PENALTY

    Payments received fifteen (15) calendar days after the scheduled repayment date are subject to a late payment penalty equal to 1% of the past due amount but not less than $25.00 per transaction.

X. EXPIRATION

    The unadvanced portion of the Loans shall be canceled as indicated below; provided, however, the Bank may, at its option, extend the expiration date of the Loans and the maturity date of the Seasonal Loans without notice to or consent of the Borrower.

      Term Loans, Note Nos. 31143 / 31143NP / 31144NP—February 29, 2000 Long Term L/C Commitment, Note No. 30343—April 30, 2013

XI. REINSTATEMENT

      In order to facilitate repayments and reborrowings under this loan agreement, the Bank is hereby authorized to reinstate special payments on the Term Loans, Note Nos. 31143 / 31143NP / 31144NP, through the expiration dates specified in this loan agreement; provided, however, that the total amount outstanding hereunder shall not exceed the face amounts of the Term Loans, Note Nos. 31143 / 31143NP / 31144NP; and provided, further, that the right of the Borrower to such reinstatement may be denied and canceled at any time at the option of the Bank.

XII. DEFAULT PROVISION

    If the Borrower shall fail to pay when due any amount on any of the Loans hereunder, or any other indebtedness of the Borrower to the Bank, or shall fail to observe or perform any of the provisions or representations of this agreement, any other loan agreement(s) with the Bank, or of any security agreement, or of any mortgage, or of the Note Agreement, or of any of its credit and/or security documents with any third party (including without limitation the Note Purchase Agreement dated as of September 15, 1998, with, among others, John Hancock Mutual Life Insurance Company, and all notes, security documents and other documents related thereto), the Borrower shall be in default hereunder. Further, the Borrower shall be in default of this Loan Agreement if the Borrower causes a default under the Crystech Note Purchase Agreement dated June 3, 1998, as amended, or if Crystech's obligation on Notes under the Crystech Note Purchase Agreement are accelerated for reasons other than the plant not achieving the 72% minimum production level. When the Borrower is in default the Bank may declare by written notice to the Borrower that all such Loans and other indebtedness are immediately due and payable and the Bank may terminate its commitments and any reinstatement rights hereunder and proceed to enforce payment and to exercise any or all of the rights afforded to the Bank by law or agreement. Upon demand, the Borrower shall pay to the Bank all attorney's fees and costs incurred by the Bank in enforcing its rights under this agreement or in protecting the collateral securing the Loans, including reasonable attorney's fees incurred by the Bank in a bankruptcy or receivership proceeding or in enforcing any judgment against the Borrower.

XIII. ACCEPTANCE

    This loan agreement is the full agreement under the terms and conditions of the Loan. It shall not be modified except in writing, and shall not become effective unless the Borrower shall, within 60 days from date, signify its acceptance of these terms and conditions by signing and returning a copy of this loan agreement to the Bank.

    BY DIRECTION of the loan committee this 5th day of March, 1999.

    ST. PAUL BANK FOR COOPERATIVES

    By /s/ Marion L. Lindo

    Its    Senior Vice President

    ACCEPTED AND AGREED TO:

    AMERICAN CRYSTAL SUGAR COMPANY
    MOORHEAD MINNESOTA

    By /s/ Brian Ingurlsud

    Its    Treasurer

    Date  4/9/99

NONNEGOTIABLE NOTE OF
AMERICAN CRYSTAL SUGAR COMPANY
MOORHEAD, MINNESOTA
Note No. 31144NP

$20,000,000.00	March 5, 1999

    For value received, the undersigned ("Maker") promises to pay to the St. Paul Bank for Cooperatives ("Bank"), at its office in the City of St. Paul, Minnesota, the sum of Twenty Million and no/100 Dollars ($20,000,000.00) with interest on the unpaid balance at a variable rate of interest which may increase or decrease as the Bank may, from time to time, determine as provided in the Loan Agreement of even date between the Maker and the Bank. The unpaid balance of this note, with accrued interest, and required equity purchases, may be paid at any time subject to a prepayment penalty, if any, in accordance with the terms of the Loan Agreement between the Bank and Maker.

    This note shall at all times evidence and constitute prima facie proof of the indebtedness of the Maker to the Bank or its successors or assigns, of such amount of money (not in excess of the amount of the principal indebtedness stated above plus accrued interest and required equity purchases) as shown to be owing by the records of the Bank, or its successors or assigns.

    In the event that suit is brought on this note, the Maker agrees to pay such reasonable attorneys' fees and costs of collection as permitted by law to be charged.

    The Maker hereby waives presentment for payment, demand, protest, notice of protest, and notice of dishonor and nonpayment of this note.

    If requested by the Bank, its successors or assigns, the Maker agrees to deliver in substitution for this note, a negotiable note for the amount of the unpaid balance of Maker's indebtedness, plus accrued interest and required equity purchases.

AMERICAN CRYSTAL SUGAR COMPANY
By	/s/ BRIAN INGURLSUD
Its Treasurer
By	/s/ MARK LEMBKE
Its Assistant Treasurer

NONNEGOTIABLE NOTE OF
AMERICAN CRYSTAL SUGAR COMPANY
MOORHEAD, MINNESOTA
Note No. 31143

$101,997,480.00	March 5, 1999

    For value received, the undersigned ("Maker") promises to pay to the St. Paul Bank for Cooperatives ("Bank"), at its office in the City of St. Paul, Minnesota, the sum of One Hundred One Million Nine Hundred Ninety-Seven Thousand Four Hundred Eighty and no/100 Dollars ($101,997,480.00) with interest on the unpaid balance at a variable rate of interest which may increase or decrease as the Bank may, from time to time, determine as provided in the Loan Agreement of even date between the Maker and the Bank. The unpaid balance of this note, with accrued interest, and required equity purchases, may be paid at any time subject to a prepayment penalty, if any, in accordance with the terms of the Loan Agreement between the Bank and Maker.

    This note shall at all times evidence and constitute prima facie proof of the indebtedness of the Maker to the Bank or its successors or assigns, of such amount of money (not in excess of the amount of the principal indebtedness stated above plus accrued interest and required equity purchases) as shown to be owing by the records of the Bank, or its successors or assigns.

    In the event that suit is brought on this note, the Maker agrees to pay such reasonable attorneys' fees and costs of collection as permitted by law to be charged.

    The Maker hereby waives presentment for payment, demand, protest, notice of protest, and notice of dishonor and nonpayment of this note.

    If requested by the Bank, its successors or assigns, the Maker agrees to deliver in substitution for this note, a negotiable note for the amount of the unpaid balance of Maker's indebtedness, plus accrued interest and required equity purchases.

AMERICAN CRYSTAL SUGAR COMPANY
By	/s/ BRIAN INGURLSUD
Its Treasurer
By	/s/ MARK LEMBKE
Its Assistant Treasurer

NONNEGOTIABLE NOTE OF
AMERICAN CRYSTAL SUGAR COMPANY
MOORHEAD, MINNESOTA
Note No. 31143NP

$79,202,520.00	March 5, 1999

    For value received, the undersigned ("Maker") promises to pay to the St. Paul Bank for Cooperatives ("Bank"), at its office in the City of St. Paul, Minnesota, the sum of Seventy-Nine Million Two Hundred Two Thousand Five Hundred Twenty and no/100 Dollars ($79,202,520.00) with interest on the unpaid balance at a variable rate of interest which may increase or decrease as the Bank may, from time to time, determine as provided in the Loan Agreement of even date between the Maker and the Bank. The unpaid balance of this note, with accrued interest, and required equity purchases, may be paid at any time subject to a prepayment penalty, if any, in accordance with the terms of the Loan Agreement between the Bank and Maker.

    This note shall at all times evidence and constitute prima facie proof of the indebtedness of the Maker to the Bank or its successors or assigns, of such amount of money (not in excess of the amount of the principal indebtedness stated above plus accrued interest and required equity purchases) as shown to be owing by the records of the Bank, or its successors or assigns.

    In the event that suit is brought on this note, the Maker agrees to pay such reasonable attorneys' fees and costs of collection as permitted by law to be charged.

    The Maker hereby waives presentment for payment, demand, protest, notice of protest, and notice of dishonor and nonpayment of this note.

    If requested by the Bank, its successors or assigns, the Maker agrees to deliver in substitution for this note, a negotiable note for the amount of the unpaid balance of Maker's indebtedness, plus accrued interest and required equity purchases.

AMERICAN CRYSTAL SUGAR COMPANY
By	/s/ BRIAN INGURLSUD
Its Treasurer
By	/s/ MARK LEMBKE
Its Assistant Treasurer

Attachment A

AMERICAN CRYSTAL SUGAR COMPANY
Permitted Liens

Asset	Lien Holder

Sugar	Commodity Credit Corporation
Real Estate, Equipment, Intangibles	St. Paul Bank as Collateral Agent
The Company's equity in Crystech, LLC	First Union Trust Company, National Association, as Collateral Agent
Pollution Control Equipment located at the Company's Moorhead, MN facility	Security Agreement American National Bank and Trust Company (now known as Firstar Bank)
Industrial Development Revenue Bond Issue and located at the Company's Moorhead, MN facility (Security Agreement)	American National Bank and Trust

Attachment B
Term Loan

American Crystal Sugar Company
Permitted Outside Borrowings

Lender	Amount
Tax Exempt Bonds:	$4,500,000
East Grand Forks Series A	1,000,000
East Grand Forks Series B	18,000,000
Trail County Series A, B, & C	5,750,000
Trail County Bonds	5,500,000

City of Moorhead	$34,750,000

Total
Private Placements:
Series A 8/31/2018	12,500,000
Series B 8/31/2023	15,000,000
Series C 8/31/2028	22,500,000

Note Purchase Agreement (9/15/98)	$50,000,000

[Form of Compliance Certificate]

American Crystal Sugar Company
Quarterly Compliance Certificate
Term and Seasonal Loans

J. Net Working Capital:

Per GAAP Financial Statements	$

Reinstatable Unadvanced Available Term Loan Commitment	$

Estimated Unit Retain	$

Adjusted Net Working Capital	$

Minimum ($30, $32.5 or $35 million)	$

Compliance		Yes/No

K. Current Ratio

	Current Assets	Current Liabilities	Adjusted per Unit Retain	Current Ratio

Quarter I					%
Quarter II					%
Quarter III					%
Quarter IV					%

Average

Minimum				110%
Compliance				Yes/No

L. Leverage Ratio

a)	Long-term Debt (GAAP)	$
b)	Actual Less Minimum Net Working Capital	$

c)	Adjusted Long-term Debt (a-b)	$

d)	Total Member Investment	$
e)	Estimated Unit Retains	$

f)	Adjusted Members Investment (d + e)	$

g)	Adjusted Leverage Ratio (c/f)		:1.0
	Maximum		1.5:1.0
	Compliance		Yes/No

Pricing Grid (Term Only)

A.  >1.35:1        B. >1.20:1        C. <1.20:1       D.<1.0:1

M. Calendar Year Paydown (Seasonal Only)

    All short-term debt was less than $       ($100 or $80 million) for 30 days between   /  /  and  /  /  .

M. Term Debt Coverage Ratio: (Annual) (Term Only):

Net Funds		Year 1		Year 2		Year 3

a)	Unit retains	+
b)	Depreciation and amortization	+
c)	Net income from non-member business and member business tax timing differences	+
d)	Decrease in investments in other cooperatives (excluding subsidiaries)	+
e)	Net revenue from the sale of stock
f)	Increase in investments in other cooperatives (excluding subsidiaries)	(	)	(	)		(	)
g)	Net loss from non-member business and member business tax timing differences	(	)	(	)		(	)
h)	Provision for income tax	(	)	(	)		(	)
i)	Members' investment retirements	(	)	(	)		(	)
Sum (a through i)

	Average Net Funds					$

	Long-term Debt					$

	Ratio (i / j)						:1
	Maximum						6.0:1
	Compliance						Yes/No

ST. PAUL BANK FOR COOPERATIVES Seasonal Loan Agreement

Loan Agreement, Note Nos. 29590 / 29590NP / 30811, is hereby further amended in its entirety, to read as follows:

Borrower:	Application No. S-26959
AMERICAN CRYSTAL SUGAR COMPANY
MOORHEAD, MINNESOTA
Present Loans
$205,000,000.00	—Seasonal Loan
75,000,000.00	—Seasonal Loan
7,400,000.00	—Short Term L/C Commitment

$287,400,000.00
Increased Loan
$10,000,000.00—Seasonal Loan, Note No. 29590NP*
Decreased Loan
$1,400,000.00—Short Term L/C Commitment, Note No. 30811
Total Loans
$205,000,000.00	—Seasonal Loan, Note No. 29590
85,000,000.00	—Seasonal Loan, Note No. 29591NP*
$6,000,000.00	—Short Term L/C Commitment, Note No. 30812

$296,000,000.00	—Total

*NP indicates a non-patronage note

The St. Paul Bank for Cooperatives (the "Bank") and Borrower agree to the above loans (the "Loan") to the Borrower subject to all the terms and conditions of this loan agreement. Patronage Loans and Commitments require the Borrower to purchase equities of the Bank as set forth in the "CONDITIONS" section, paragraph B. of this loan agreement.

I. NOTES AND SECURITY

    Advances under this loan agreement, together with any existing indebtedness of the Borrower to the Bank, shall be evidenced by a promissory note or notes acceptable to the Bank, and shall be secured by Bank stock and other equities.

II. LIMITATION ON ADVANCES

  A.
  The total Seasonal Loans outstanding under this or any loan agreement between the Bank and the Borrower shall not exceed the amount shown in the above heading.

  B.
  The combined balance outstanding on the Seasonal Loans, Note Nos. 29590 / 29591NP and all other sources of seasonal financing shall not exceed $290,000,000.

  C.
  The minimum advance on any Loan at one time is $2,000,000.

  D.
  All advances on Seasonal Loans shall be allocated 70.689551724138% to Note No. 29590, and 29.3103448275862% to Note No. 29591NP.

III. INTEREST

  A.
  All Seasonal Loans, Note Nos. 29590 / 29591NP balances which are not part of a fixed amount (as defined in the "FIXED RATE SEASONAL ADVANCES AND MATURITIES" section of this loan agreement), shall bear interest at a variable interest rate per annum equal to the Bank's cost of funds plus 60 basis points (0.60%).

  B.
  All Seasonal Loans, Note Nos. 29590 / 29591NP balances which are part of a fixed amount (as defined in the "FIXED RATE SEASONAL ADVANCES AND MATURITIES" section of this loan agreement), shall bear rates of interest as follows:

TABLE 1

RATE PRODUCT	INDEX	SPREAD OVER INDEX IN BASIS POINTS
15-29 Days	Bank's cost of funds	60
One Month	LIBOR	45
Two Months	LIBOR	45
Three Months	LIBOR	45
Six Months	LIBOR	45

      LIBOR (London Inter-Bank Offered Rate) means, for any period selected, the rate per annum (rounded upwards, if necessary, to the next one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for the period selected as it appears on Bloomberg BBAM page as of 11:00 a.m. (London, England time) on the date two business days before the effective date of period selected. All fixed amounts on the Seasonal Loans shall be allocated to Note No. 29590 and Note No. 29591NP according to the percentages specified in Section II. E. above.

  C.
  Any outstanding draws made under the Short Term L/C Commitment, No. 30812, shall bear interest at a variable interest rate per annum equal to the Prime Rate, with any change in the variable interest rate to be effective as changes are reported in The Wall Street Journal.

  D.
  Interest on the Loans shall be payable on the last day of each calendar quarter, in arrears, and shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

  E.
  The basis point spread on the Loans shall remain in effect for interest rate quotes made through January 31, 2000, after which date the Bank shall have the option of increasing or decreasing the basis point spread.

IV. FEES

  A.
  The Loans shall be subject to an additional agency fee of 10 basis points (0.10%) on an annualized basis, on the daily outstanding balances payable on the last day of each calendar quarter, in arrears, and shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

  B.
  Seasonal Loans, Note Nos. 29590 / 29591NP shall be subject to a commitment fee of five basis points (0.05%), on an annualized basis, on the daily unadvanced commitment, payable on the last day of each calendar quarter in arrears, and shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

  C.
  Letters of credit issued on the Short Term L/C Commitment, No. 30812, will be subject to fees in accordance with the Bank's standard letter of credit fee schedule, as the Bank may from time to time assess.

V.  FIXED RATE SEASONAL ADVANCES AND MATURITIES

  In accordance with and subject to the Bank's Fixed Rate Seasonal Loan Program, and subject to the Bank's overall program funding limitations, it is agreed the interest rate may be fixed on any seasonal loan indebtedness (the "fixed amount") made under this loan agreement as follows:

  A.
  The minimum fixed amount shall be $2,000,000.

  B.
  Each fixed amount and each selected pricing maturity date will be treated as a separate indebtedness for interest rate designation and interest billing purposes.

  C.
  Fixed amount pricing maturities shall not be less than 15 days nor greater than 180 days from the day of advance to be based on the maturity selection of the Borrower; however, all fixed amounts shall have pricing maturities no later than August 31, 2000.

  D.
  For fixed amounts that are not indexed to LIBOR, the Borrower may receive same day interest rate quotes if a firm request is placed and accepted by the Bank before 12:01 p.m. (Central Time) on any business day (any day, other than Saturday or Sunday, on which national banks are required to be open for business). For fixed amounts that are indexed to LIBOR, the Borrower shall notify the Bank by 12:01 p.m. (Central Time) at least three business days prior to the date upon which the Borrower requests a fixed amount to become effective, whether that fixed amount represents a new advance, pricing maturity date of an existing LIBOR fixed amount, or a conversion from the variable rate. A firm request is one placed by telephone or in writing by an authorized representative of the Borrower.

  E.
  Fixed amounts shall be automatically converted to the variable rate seasonal loan at maturity.

  F.
  Fixed amounts cannot be repaid or repriced by the Borrower prior to their respective pricing maturity dates without being subject to prepayment penalties. Such penalties shall be determined according to a methodology specified by the Bank which preserves the Bank's yield on the fixed amount prepaid or repriced and which is based upon the difference between the Bank's cost of like funds to pricing maturity at the time of prepayment and the existing fixed rate on the fixed amount.

  G.
  Each fixed amount shall be summarized in the Daily Activity Statement (the "statement") to the Borrower. Each statement shall reference and confirm at least the following:

  1.
  Note Nos. 29590 / 29591NP.

  2.
  The fixed amount and its Contract No.

  3.
  The rate of interest.

  4.
  The effective date.

  5.
  The pricing maturity date.

  H.
  The Borrower agrees that the statement shall verify the understanding reached by the parties, and that the Borrower shall be bound by the statement without its signature; provided, however, if there is an error reflected in the statement, the Borrower shall notify the Bank of the error within five days after receipt of the statement and an appropriate correction will be made.

  I.
  If there is a question on the interest rate applicable to the fixed amount, the rate as established by the Bank for such amounts shall be controlling.

VI. CONDITIONS

  While this loan agreement is in effect, the Borrower agrees to comply with the following conditions:

  A.
  Eligibility Status: The Borrower will maintain its status as an eligible borrower as defined in the Farm Credit Act of 1971, as amended (12 U.S.C. 2129).

  B.
  Patronage Loans: Note Nos. 29590 / 30812 shall be patronage loans and the Borrower will purchase equities of the Bank in such amounts as prescribed by the Bank's capital plan and any amendments to the plan. The Borrower will receive allocations of patronage earnings for Note Nos. 29590 / 30812. The Bank shall have a first lien on all stock or other equities of the Borrower in the Bank as collateral for the payment of any indebtedness of the Borrower to the Bank.

  C.
  Non-Patronage Loan: Note No. 29591NP shall be a non-patronage loan. The Borrower foregoes any opportunity to purchase Bank equities or receive allocations of patronage earnings on Note No. 29591NP.

  D.
  Insurance: The Borrower will maintain business and property insurance with financially sound insurers, in amounts sufficient to protect the Loans. The Borrower shall purchase and maintain flood insurance as may be required by the Bank in accordance with applicable law including, but not limited to, regulations of the Farm Credit Administration.

  E.
  Financial Information: The Borrower will furnish the Bank:

  1.
  Audited annual financial statements prepared in accordance with generally accepted accounting principles ("GAAP") within 120 days after the end of each fiscal year;

  2.
  Annual operating budgets within 60 days after the end of each fiscal year;

  3.
  Quarterly and annual financial statements as prepared and filed with the Securities Exchange Commission within five days of filing; and

  4.
  Such other information as the Bank may request relative to the Borrower's business.

  Further, the Borrower shall cause Crystech, L.L.C. ("Crystech") to furnish the Bank:

    1.
    Audited annual financial statements prepared in accordance with GAAP within 120 days after the end of each fiscal year; and

    2.
    Quarterly financial statements within 60 days after the end of each fiscal quarter.

    Borrower shall (and shall cause Crystech to) permit such examination of its books and records as the Bank may reasonably specify.

  F.
  Negative Pledge: The Borrower will not mortgage, pledge, assign, or grant security interests in any assets to any other party, except for the permitted liens identified on Attachment A, without the prior written consent of the Bank.

  G.
  Outside Borrowings: The Borrower will not borrow funds (with original maturity dates of 12 months or less) from other sources, except for permitted outside borrowings identified on Attachment B, without the prior written consent of the Bank.

  H.
  Grower Agreements: The Borrower shall abide by the terms and conditions of its member grower agreements; make no amendments or changes to the agreements without the written consent of the Bank; and extend the agreements for an additional five years when the current contracts expire.

  I.
  Capital Expenditure Budget: The Borrower will furnish an annual capital expenditure budget, within 60 days after the end of each fiscal year. The Borrower will also furnish a revised budget if increases over the original capital expenditure budget are approved by the board of directors.

  J.
  Minimum Net Working Capital: The Borrower shall maintain minimum net working capital of not less than $30,000,000; and will attain and maintain minimum net working capital of not less than $32,500,000 by February 28, 1999; and will attain and maintain minimum net working capital of not less than $35,000,000 by November 30, 1999. Minimum net working capital shall be calculated in accordance with GAAP, plus any reinstatable unadvanced available term loan commitment, plus the estimated unit retain.

  K.
  Current Ratio: The Borrower shall maintain a current ratio (current assets divided by adjusted current liabilities) of 110% or more based on a rolling four quarter average. Current liabilities shall be adjusted to exclude current year unit retains from amounts due members.

  L.
  Leverage Ratio: The Borrower will maintain a leverage ratio of not more than1.50:1.0. Leverage ratio is long term debt (excluding current maturities) calculated in accordance with GAAP plus or minus the difference between actual working capital and minimum net working capital (as defined in Paragraph J. above), divided by total members investments plus the estimated unit retains.

  M.
  Annual Paydown: The Borrower will paydown all short term loans to $80,000,000 or less for a period of 30 consecutive days in calendar year 1999. Total short term loans includes the Seasonal Loans, Commodity Credit Corporation loans, commercial paper, overdraft loans and other loans with original maturity dates of one year or less. Total short term loans excludes current maturities of long term debt.

  N.
  Borrowing Base Reports: The Borrower will furnish the Bank monthly borrowing base reports to be submitted in such form as defined in Attachment C.

  0.
  Compliance Reports: The Borrower will furnish the Bank a quarterly compliance report within 45 days of each fiscal quarter end, in a form acceptable to the Bank, certified by an officer of the Borrower, that measures compliance with Paragraphs J., K., L., and M. above.

  P.
  Guaranties. The Borrower's agreement to guaranty, assume, or provide surety of other entities' financial obligations shall not exceed an aggregate amount greater than 10% of the Borrower's net worth, without the Bank's prior written consent.

VII. REPAYMENT

    The indebtedness arising from the Loans shall be repaid as follows:

  A.
  The Seasonal Loans, Note Nos. 29590 / 29591NP, of not to exceed $290,000,000 shall mature on February 29, 2000; provided however, if the Borrower is not in default, any balances outstanding under the fixed rate seasonal loan provisions shall mature as specified in the statement. Any outstanding fixed amounts as of February 29, 2000 shall be repaid no later than August 31, 2000.

  B.
  The decreased Short Term L/C Commitment, No. 30812, shall mature on December 31, 2001. Advances on Commitment No. 30812 made in support of outstanding letters of credit shall be payable on demand.

    The Bank, at its discretion, may apply repayments to the reduction of any indebtedness outstanding under this loan agreement.

VIII. LATE FEE PENALTY

    Payments received fifteen (15) calendar days after the scheduled repayment date are subject to a late payment penalty equal to 1% of the past due amount but not less than $25.00 per transaction.

IX. EXPIRATION

    The unadvanced portion of the Loans shall be canceled as indicated below; provided, however, the Bank may, at its option, extend the expiration date of the Loans and the maturity date of the Seasonal Loans without notice to or consent of the Borrower.

        Seasonal Loans, Note Nos. 29590 / 29591NP—February 29, 2000
        Short Term L/C Commitment, Note No. 30812—February 29, 2000

X. REINSTATEMENT

    In order to facilitate repayments and reborrowings under this loan agreement, the Bank is hereby authorized to reinstate repayments on the Seasonal Loans, Note Nos. 29590 / 29591NP through the expiration dates specified in this loan agreement; provided, however, that the total amount outstanding hereunder shall not exceed the face amounts of the Seasonal Loans, Note Nos. 29590 / 29591NP; and provided, further, that the right of the Borrower to such reinstatement may be denied and canceled at any time at the option of the Bank.

XI. DEFAULT PROVISION

    If the Borrower shall fail to pay when due any amount on any of the Loans hereunder, or any other indebtedness of the Borrower to the Bank, or shall fail to observe or perform any of the provisions or representations of this agreement, any other loan agreement(s) with the Bank, or of any security agreement, or of any mortgage, or of the Note Agreement (as defined in the Term Loan Agreement of even date herewith), or of any of its credit and/or security documents with any third party (including without limitation the Note Purchase Agreement dated as of September 15, 1998, with, among others, John Hancock Mutual Life Insurance Company, and all notes, security documents and other documents related thereto), the Borrower shall be in default hereunder. Further, the Borrower shall be in default of this Loan Agreement if the Borrower causes a default under the Crystech Note Purchase Agreement dated June 3, 1998, as amended, or if Crystech's obligation on Notes under the Crystech Note Purchase Agreement are accelerated for reasons other than the plant not achieving the 72% minimum production level. When the Borrower is in default the Bank may declare by written notice to the Borrower that all such Loans and other indebtedness are immediately due and payable and the Bank may terminate its commitments and any reinstatement rights hereunder and proceed to enforce payment and to exercise any or all of the rights afforded to the Bank by law or agreement. Upon demand, the Borrower shall pay to the Bank all attorney's fees and costs incurred by the Bank in enforcing its rights under this agreement or in protecting the collateral securing the Loans, including reasonable attorney's fees incurred by the Bank in a bankruptcy or receivership proceeding or in enforcing any judgment against the Borrower.

XII. ACCEPTANCE

    This loan agreement is the full agreement under the terms and conditions of the Loan. It shall not be modified except in writing, and shall not become effective unless the Borrower shall, within 60 days from date, signify its acceptance of these terms and conditions by signing and returning a copy of this loan agreement to the Bank.

    BY DIRECTION of the loan committee this 5th day of March, 1999.

    ST. PAUL BANK FOR COOPERATIVES

    By /s/ Marion L. Lindo

    Its    Senior Vice President

    ACCEPTED AND AGREED TO:

    AMERICAN CRYSTAL SUGAR COMPANY
    MOORHEAD MINNESOTA

    By /s/ Brian Ingurlsud

    Its    Treasurer

    Date    4/9/99

NONNEGOTIABLE NOTE OF
AMERICAN CRYSTAL SUGAR COMPANY
MOORHEAD, MINNESOTA
Note No. 29591NP

$85,000,000.00	March 5, 1999

    For value received, the undersigned ("Maker") promises to pay to the St. Paul Bank for Cooperatives ("Bank"), at its office in the City of St. Paul, Minnesota, the sum of Eighty-Five Million and no/100 Dollars ($85,000,000.00) with interest on the unpaid balance at a variable rate of interest which may increase or decrease as the Bank may, from time to time, determine as provided in the Loan Agreement of even date between the Maker and the Bank. The unpaid balance of this note, with accrued interest, and required equity purchases, may be paid at any time subject to a prepayment penalty, if any, in accordance with the terms of the Loan Agreement between the Bank and Maker.

    This note shall at all times evidence and constitute prima facie proof of the indebtedness of the Maker to the Bank or its successors or assigns, of such amount of money (not in excess of the amount of the principal indebtedness stated above plus accrued interest and required equity purchases) as shown to be owing by the records of the Bank, or its successors or assigns.

    In the event that suit is brought on this note, the Maker agrees to pay such reasonable attorneys' fees and costs of collection as permitted by law to be charged.

    The Maker hereby waives presentment for payment, demand, protest, notice of protest, and notice of dishonor and nonpayment of this note.

    If requested by the Bank, its successors or assigns, the Maker agrees to deliver in substitution for this note, a negotiable note for the amount of the unpaid balance of Maker's indebtedness, plus accrued interest and required equity purchases.

AMERICAN CRYSTAL SUGAR COMPANY
By	/s/ BRIAN INGURLSUD
Its Treasurer
By	/s/ MARK LEMBKE
Its Assistant Treasurer

NONNEGOTIABLE NOTE OF
AMERICAN CRYSTAL SUGAR COMPANY
MOORHEAD, MINNESOTA
Note No. 30812

$6,000,000.00	March 5, 1999

    For value received, the undersigned ("Maker") promises to pay to the St. Paul Bank for Cooperatives ("Bank"), at its office in the City of St. Paul, Minnesota, the sum of Six Million and no/100 Dollars ($6,000,000.00) with interest on the unpaid balance at a variable rate of interest which may increase or decrease as the Bank may, from time to time, determine as provided in the Loan Agreement of even date between the Maker and the Bank. The unpaid balance of this note, with accrued interest, and required equity purchases, may be paid at any time subject to a prepayment penalty, if any, in accordance with the terms of the Loan Agreement between the Bank and Maker.

    This note shall at all times evidence and constitute prima facie proof of the indebtedness of the Maker to the Bank or its successors or assigns, of such amount of money (not in excess of the amount of the principal indebtedness stated above plus accrued interest and required equity purchases) as shown to be owing by the records of the Bank, or its successors or assigns.

    In the event that suit is brought on this note, the Maker agrees to pay such reasonable attorneys' fees and costs of collection as permitted by law to be charged.

    The Maker hereby waives presentment for payment, demand, protest, notice of protest, and notice of dishonor and nonpayment of this note.

    If requested by the Bank, its successors or assigns, the Maker agrees to deliver in substitution for this note, a negotiable note for the amount of the unpaid balance of Maker's indebtedness, plus accrued interest and required equity purchases.

AMERICAN CRYSTAL SUGAR COMPANY
By	/s/ BRIAN INGURLSUD
Its Treasurer
By	/s/ MARK LEMBKE
Its Assistant Treasurer

Attachment A

American Crystal Sugar Company
Permitted Liens

Asset	Lien Holder

Sugar	Commodity Credit Corporation
Real Estate, Equipment, Intangibles	St. Paul Bank as Collateral Agent
The Company's equity in Crystech, LLC	First Union Trust Company, National Association, as collateral Agent
Pollution Control equipment located at the Company's Moorhead, MN facility	Security Agreement American National Bank and Trust Company (now known as Firstar Bank)
Industrial Development Revenue Bond Issue and located at the Company's Moorhead, MN facility (Security Agreement)	American National Bank and Trust

[Form of Compliance Certificate]

American Crystal Sugar Company
Quarterly Compliance Certificate
Term and Seasonal Loans

J. Net Working Capital:

Per GAAP Financial Statements	$

Reinstatable Unadvanced Available Term Loan Commitment	$
Estimated Unit Retain	$

Adjusted Net Working Capital	$

Minimum ($30, $32.5 or $35 million)	$

Compliance		Yes/No

K. Current Ratio

	Current Assets	Current Liabilities	Adjusted per Unit Retain	Current Ratio

Quarter I					%
Quarter II					%
Quarter III					%
Quarter IV					%

Average

Minimum				110%
Compliance				Yes/No

L. Leverage Ratio

a)	Long-term Debt (GAAP)	$
b)	Actual Less Minimum Net Working Capital	$

c)	Adjusted Long-term Debt (a-b)	$

d)	Total Member Investment	$
e)	Estimated Unit Retains	$

f)	Adjusted Members Investment (d + e)	$

g)	Adjusted Leverage Ratio (c/f)		:1.0
	Maximum		1.5:1.0
	Compliance		Yes/No

Pricing Grid (Term Only)

A.  >1.35:1        B. >1.20:1        C. <1.20:1       D.<1.0:1

M. Calendar Year Paydown (Seasonal Only)

    All short-term debt was less than $       ($100 or $80 million) for 30 days between   /  /  and  /  /  .

M. Term Debt Coverage Ratio: (Annual) (Term Only):

Net Funds		Year 1		Year 2		Year 3

a)	Unit retains	+
b)	Depreciation and amortization	+
c)	Net income from non-member business and member business tax timing differences	+
d)	Decrease in investments in other cooperatives (excluding subsidiaries)	+
e)	Net revenue from the sale of stock
f)	Increase in investments in other cooperatives (excluding subsidiaries)	(	)	(	)		(	)
g)	Net loss from non-member business and member business tax timing differences	(	)	(	)		(	)
h)	Provision for income tax	(	)	(	)		(	)
i)	Members' investment retirements	(	)	(	)		(	)
Sum (a through i)

	Average Net Funds					$

	Long-term Debt					$

	Ratio (i / j)						:1
	Maximum						6.0:1
	Compliance						Yes/No

Attachment B
Seasonal Loan

American Crystal Sugar Company
Permitted Outside Borrowings (Condition G, Outside Senior Secured Borrowings)

Lender	Commitment Amount	August 29, 1998

Commercial Paper	Variable	$119,035,000
Norwest Bank Fargo (not to exceed)	$15,000,000	$0
Commodity Credit Corporation	Variable	$0

[Form of Borrowing Base]

Attachment C
Seasonal Loan

American Crystal Sugar Company
Monthly Borrowing Base Condition
For the month ended

Trade Accounts Receivable (Excludes Members, Affiliates, etc.)	$	@75%	$

Inventory	$	@65%	$

Cash and Equivalents	$	@85%	$

Total			$

Commercial paper			$

Seasonal Loan

CCC

Total Short-term Loans*			$

Compliance		Yes (Excess) / No (Shortfall)

QuickLinks

ST. PAUL BANK FOR COOPERATIVES Term Loan Agreement
TABLE 2
TABLE 3

NONNEGOTIABLE NOTE OF AMERICAN CRYSTAL SUGAR COMPANY MOORHEAD, MINNESOTA Note No. 31144NP
NONNEGOTIABLE NOTE OF AMERICAN CRYSTAL SUGAR COMPANY MOORHEAD, MINNESOTA Note No. 31143
NONNEGOTIABLE NOTE OF AMERICAN CRYSTAL SUGAR COMPANY MOORHEAD, MINNESOTA Note No. 31143NP
AMERICAN CRYSTAL SUGAR COMPANY Permitted Liens
American Crystal Sugar Company Permitted Outside Borrowings

American Crystal Sugar Company Quarterly Compliance Certificate Term and Seasonal Loans

ST. PAUL BANK FOR COOPERATIVES Seasonal Loan Agreement
TABLE 1

NONNEGOTIABLE NOTE OF AMERICAN CRYSTAL SUGAR COMPANY MOORHEAD, MINNESOTA Note No. 29591NP
NONNEGOTIABLE NOTE OF AMERICAN CRYSTAL SUGAR COMPANY MOORHEAD, MINNESOTA Note No. 30812
American Crystal Sugar Company Permitted Liens

American Crystal Sugar Company Quarterly Compliance Certificate Term and Seasonal Loans
American Crystal Sugar Company Permitted Outside Borrowings (Condition G, Outside Senior Secured Borrowings)
American Crystal Sugar Company Monthly Borrowing Base Condition For the month ended